Exhibit 10.5

                         FORM OF SUPPLEMENTAL EXECUTIVE
                          RETIREMENT BENEFIT AGREEMENT


          This Supplemental Executive Retirement Benefit Agreement (this "Agreement") is made as of the 1st day of January, 2002 (the "Effective Date"), by and between Gateway Bank & Trust, a Georgia bank (the "Bank"), and
             ,  an  individual  (the  "Executive").
-------------

                                R E C I T A L S:
                                - - - - - - - -

          WHEREAS, Executive is currently an employee of Bank and is a valued employee of Bank;

          WHEREAS, Bank desires to retain Executive as an employee of Bank and desires to provide Executive with an incentive to remain in the employ of the Bank; and

          WHEREAS, Bank desires to make available to Executive certain supplemental retirement benefits, and Executive desires to enter into an arrangement for such supplemental retirement benefits;

          NOW, THEREFORE, the parties hereto, for and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, do agree as follows:

          1.     Supplemental  Retirement  Benefit  Obligation.  Bank  hereby
                 ---------------------------------------------
establishes an unfunded retirement arrangement, the obligations under which shall be reflected on the general ledger of the Bank (the "Retirement Account"). The Retirement Account shall be an unsecured liability of the Bank to Executive, payable only as provided herein from the general funds of the Bank. The Retirement Account is not a deposit or insured by the Federal Deposit Insurance Corporation and does not constitute a trust account or any other special obligation of the Bank and does not have priority of payment over- any other general obligations of the Bank.

          2.     Payment  of  Benefits.
                 ---------------------

               (a)     Normal Retirement.  If Executive remains in the continual
                       -----------------
employment of the Bank (except for such breaks in service prescribed by law, such as the Family and Medical Leave Act, or as otherwise agreed in a writing expressly authorized by the Board of Directors of the Bank) until at least age 62 of Executive (the "Normal Retirement Date"), then upon the Normal Retirement Date or such later date (the "Retirement Date") on which Executive's employment with the Bank is terminated for any reason, the Bank shall pay to Executive the Normal Retirement Benefit (as hereinafter defined) annually, payable quarterly beginning on the first business day of the first calendar quarter falling on or after the Retirement Date and on the first business day of each calendar quarter thereafter until (but including) the tenth (10th) anniversary of the Retirement Date. For the purposes of this agreement, the annual amount of the "Normal
Retirement  Benefit"  shall  be  $             .
                                  -------------

               (b)     Early  Retirement.  If the Executive retires prior to the
                       -----------------
Normal Retirement Date, but has been continuously employed by the Bank (except for such breaks in service prescribed by law, such as the Family and Medical Leave Act, or as otherwise agreed in a writing expressly authorized by the Board of Directors of the Bank) until at least age 60 (the "Early Retirement Date"), the Bank shall pay to Executive the Early Retirement Benefit (as hereinafter defined) annually, payable quarterly beginning on the first business day of the first calendar quarter falling on or after the Early Retirement Date and on the first business day of each calendar quarter thereafter until (but including) the tenth (10th) anniversary thereof. For the purposes of this Agreement, the "Early Retirement Benefit" shall mean the vested portion of each quarterly payment of the Normal Retirement Benefit, as determined in accordance with the vesting schedule set forth in Section 2(c) below, with each such payment discounted to a present value amount from the date it would have become payable if the Executive had retired on his Normal Retirement Date using an interest rate equal to the interest rate in effect for ten-year U.S. Treasury Securities on the Early Retirement Date.

               (c)     Vested  Termination.  If  Executive  voluntarily  resigns
                       -------------------
from the employ of Bank or if the Bank discharges Executive other than for Cause (as defined in Section 2(f) below), in either case, prior to an Early Retirement Date, the Bank shall pay to Executive, at the discretion of the Bank, either (1) a lump sum amount equal to the Vested Benefit (as hereinafter defined), payable the first business day of the first calendar quarter falling on or after such resignation or termination (the "Vested Benefit Date"), or (2) in installments in quarterly payments over ten (10) years, commencing on the first business day of the calendar quarter falling on or after the Vested Benefit Date. For the purposes of this Agreement, the "Vested Benefit" shall mean that portion, if any, of the aggregate sum of each quarterly payment of the Normal Retirement Benefit determined in accordance with the Vesting Schedule below with each such payment first discounted to a present value amount as of the Normal Retirement Date and then discounted to a present value amount from the Normal Retirement Date to the Vested Benefit Date, with each discount calculation using an interest rate equal to the interest rate in effect for ten-year U.S. Treasury Securities on the Vested Benefit Date:

          Vested Portion of                  Years of Continuous Service
      Normal Retirement Benefit              Following the Effective Date
      --------------------------             ----------------------------
                 0%                                     2 or less
                 20%                                    3
                 40%                                    4
                 60%                                    5
                 80%                                    6
                100%                                    7

               (d)     Disability.  If  Executive  becomes  Permanently Disabled
                       ----------
(as hereinafter defined) and terminates employment on account of such disability before an Early Retirement Date, Executive shall be treated as though Executive retired and shall receive the Normal Retirement Benefit, payable over ten (10) years, commencing on the first business day of the calendar quarter falling on or after such termination of employment. For purposes of this Agreement, the term "Permanently Disabled" shall mean the substantial physical or mental impairment of Executive which materially diminishes Executive's ability to perform the services theretofore performed by Executive for a period of six months or more, taking into consideration and compliance by Bank with the reasonable accommodation provisions of the Americans with Disabilities Act. The determination of whether Executive is Permanently Disabled shall be made by a licensed physician selected by Bank.

               (e)     Death.  If Executive dies before any benefit payments are
                       -----
scheduled to begin under any other provision of this Agreement, the beneficiary of the Executive shall be paid, at the sole discretion of Bank, either in (1) a lump sum amount equal to the aggregate sum of the ten annual payments of the Normal Retirement Benefit, or (2) in installments in quarterly payments over ten
(10) years, commencing on the first business day of the calendar quarter falling on or after the date of death. If paid in a lump sum, the lump sum payment shall be made as soon as practicable after the Executive's date of death. If Executive dies after any benefit payments are scheduled to begin under any other provision of this Agreement, the beneficiary of the Executive shall receive the amounts that otherwise would have been paid to the Executive in the same amount and at the same time as payment would have been made to the Executive had the Executive not died. The Executive shall designate his or her beneficiary in writing to the Bank pursuant to procedures as may be established from time to time; provided, however, if no such designation has been made or if the beneficiary predeceases the Executive, the beneficiary of the Executive under this Agreement shall be the Executive's estate.

               (f)     Discharge for Cause.  Notwithstanding any other provision
                       -------------------
of this Agreement, if Executive's employment by Bank is involuntarily terminated as a result of, or in connection with: (i) regulatory suspension or removal of Executive from duty with the Bank; (ii) gross and consistent dereliction of duty by Executive; (iii) breach of fiduciary duty involving personal profit by Executive; (iv) willful violation of any banking law or regulation; or (v) conviction of a felony or crime of moral turpitude (any of the foregoing referred to collectively as "Cause"), prior to the commencement of payment of the Vested Benefit, then Executive shall not be entitled to any benefits provided for in this Agreement and this Agreement may be terminated by Bank without any liability whatsoever. The obligation of Bank to commence any payments of any Vested Benefit contemplated under this Agreement shall be suspended during the pendency of any indictment, information or similar charge regarding a felony or crime of moral turpitude, during any regulatory or other adjudicative proceeding concerning regulatory suspension or removal or, for a reasonable time (not to exceed ninety days), while the Board of Directors of Bank seeks to determine whether Executive could have been terminated for Cause even though Executive may have previously resigned or have been discharged other than for Cause. If, during such period, the Board of Directors of the Bank determines that the Executive could have been discharged for Cause, this Subsection (f) shall be applicable: as if the Executive had been discharged for Cause.

          3.     Intent  of  Parties.  The  Bank  and Executive intend that this
                 -------------------
Agreement shall primarily provide supplemental retirement benefits to Executive as a member of a select group of management or highly compensated employees of the Bank for purposes of the Employee Retirement Security Act of 1974, as amended ("ERISA").

          4.     ERISA  Provisions.
                 -----------------

               (a) The following provisions in this Agreement are part of this Agreement and are intended to meet the requirements of ERISA.

               (b)     The  "Named  Fiduciary"  is  Gateway  Bank  &  Trust.

               (c) The general corporate funds of the Bank shall be the sole source of payment of benefits under this Agreement.

               (d) For claims procedure purposes, the "Claims Administrator" shall be the Compensation Committee of the Board of Directors of the Bank approving the adoption of this Agreement or such other person named from time to time by notice to Executive.

                    (i) If for any reason a claim for benefits under this Agreement is denied by the Bank, the Claims Administrator shall deliver to the claimant a written explanation setting forth the specific reasons for the denial, pertinent references to the provisions of this Agreement on which the denial is based, such other data as may be pertinent and information on the procedures to be followed by the claimant in obtaining a review of the claim, all written in a manner calculated to be understood by the claimant for this purpose:

                         (1) The claimant's claim shall be deemed filed when presented orally or in writing to the Claims Administrator.

                         (2) The Claims Administrator's explanation shall be in writing delivered to the claimant within 90 days of the date the claim is filed.

                    (ii) The claimant shall have 60 days following receipt of the denial of the claim to file with the Claims Administrator a written request for review of the denial. For such review, the claimant or the claimant's representative may submit pertinent documents and written issues and comments.

                    (iii) The Claims Administrator shall decide the issue on review and furnish the claimant with a copy within 60 days of receipt of the claimant's request for review of the claim. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Agreement provisions on which the decision is based. If a copy of the decision is not so furnished to the claimant within such 60 days, the claim shall be deemed denied on review.

                    (iv) If the appeal is denied, the Claims Administrator shall advise the claimant of the claimant's right to bring a civil suit under ERISA.

               (e) The Claims Administrator has the discretionary authority to determine all interpretative issues arising under this Agreement and the interpretations of the Claims Administrator shall be final and binding upon the Executive or any other party claiming benefits under this Agreement.

          5.     Funding  by  Bank.
                 -----------------

               (a) The Bank shall be under no obligation to set aside, earmark or otherwise segregate any funds with which to pay its obligations under this Agreement. Executive and Executive's beneficiary or any successor in interest shall be and remain unsecured general creditors of the Bank with respect to the Bank's obligations hereunder. Executive shall have no interest in any property of the Bank or any other rights with respect thereto except to the extent of the contractual right to the payments provided for in Section 2 of this Agreement.

               (b) Notwithstanding anything herein to the contrary, the Bank has no obligation whatsoever to purchase or maintain an actual life insurance policy with respect to Executive or otherwise. If the Bank determines in its sole discretion to purchase an actual life insurance policy on the life of Executive, neither Executive nor Executive's beneficiary shall have any legal or equitable ownership interest in, or lien on, such policy or to any asset of the Bank. The Bank, in its sole discretion, may determine the exact nature and method of informal funding (if any) of the obligations under this Agreement. If the Bank elects to fund, informally, its obligations under this Agreement, in whole or in part, through the purchase of a life insurgence policy, mutual funds, disability policy, annuity, or other security, the Bank reserves the right, in its sole discretion, to terminate such method of funding at any time, in whole or in part.

               (c) If the Bank, in its sole discretion, elects to invest in a life insurance, disability or annuity policy on the life of Executive to assist it with the informal funding of its obligations under this Agreement, Executive shall assist the Bank, from time to time, promptly upon the request of the Bank, in obtaining such insurance policy by supplying any information necessary to obtain such policy as well as submitting to any physical examinations required therefor. The Bank shall be responsible for the payment of all premiums with respect to any whole life, variable, or universal life insurance policy purchased in connection with this Agreement unless otherwise expressly agreed.

          6.     Effect of Change in Control.
                 ---------------------------

               (a) Upon the occurrence of a Change in Control (as hereinafter defined) (except (i) in an internal reorganization which does not affect the ultimate beneficial ownership of Gateway Bancshares, Inc./the Bank or
(ii) if consented to by Executive in writing) prior to the date any benefits under this Agreement are scheduled to commence, Executive shall be entitled to the Normal Retirement Benefit payable annually for ten years in quarterly installments beginning on the first business day of the first calendar quarter falling on or after the date the Executive's employment with the Bank terminates for any reason on or after the Change in Control and on the first business day of each calendar quarter thereafter.

               (b) For purposes of this Agreement, the occurrence of a "Change in Control" shall mean the occurrence of any of the following:

                    (i) the acquisition by any individual, entity or "group", within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of Gateway Bancshares, Inc. (the "Company") where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities then entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this Subsection (b)(i), the following shall not be deemed to result in a Change in Control, (1) any acquisition directly from the Company, unless such a Person subsequently acquires additional shares of Outstanding Voting Securities other than from the Company, in which case any such subsequent acquisition shall be deemed to be a Change in Control; or, (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliate;

                    (ii) a merger, consolidation, share exchange, combination reorganization or like transaction involving the Company in which the stockholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company or its successor immediately after such transaction; or

                    (iii) the sale or transfer (other than as Company security for the Company's obligations) of more than fifty percent (50%) of the assets of the Company in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction.

          7.     Employment  of  Executive;  Other  Agreements.  The  benefits
                 ---------------------------------------------
provided for herein for Executive are supplemental retirement benefits and shall not be deemed to modify, affect or limit any salary or salary increases, bonuses, profit sharing or any other type of compensation of Executive in any manner whatsoever. No provision contained in this Agreement shall in any way affect, restrict or limit any existing employment agreement between the Bank and Executive, nor shall any provision or condition contained in this Agreement create specific employment rights of Executive or limit the right of the Bank to discharge Executive with or without cause. Nothing contained in this Agreement shall affect the right of Executive to participate in or be covered by or under any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation, retirement or fringe benefit plan constituting any part of the Bank's compensation structure whether now or hereinafter existing.

          8.     Confidentiality.  In  further  consideration  of  the  mutual
                 ---------------
promises contained herein, the parties hereto each agree that the terms and conditions of this Agreement, except as such may be disclosed in financial statements and tax returns, or in connection with estate planning, are and shall forever remain confidential until the death of Executive and the parties agree that they shall not reveal the terms and conditions contained in this Agreement at any time to any person or entity, other than their respective financial and professional advisors unless required to do so by a court of competent jurisdiction or as otherwise may be required by law.

          9.     Leave of Absence.  The Bank may, in its sole discretion, permit
                 ----------------
Executive to take a leave of absence for a period not to exceed one year. Any such leave of absence must be approved by the Board of Directors of Bank and reflected in its minutes. During this time, Executive will still be considered to be in the employ of the Bank for purposes of this Agreement.

          10.     Withholding.  Executive  is  responsible  for  payment  of all
                  -----------
taxes applicable to compensation and benefits paid or provided Executive under this Agreement, including federal and state income tax withholding, except the Bank shall be responsible for payment of all employment (FICA) taxes due to be paid by the Bank pursuant to Internal Revenue Code Sec. 3121(v) and regulations promulgated thereunder (i.e., FICA taxes on the present value of payments hereunder which are no longer subject to vesting). Executive agrees that appropriate amounts for any such withholdings, including FICA taxes, may be deducted from the cash salary, bonus or other payments due to Executive by the Bank. If insufficient cash wages are available or if Executive so desires, Executive may remit payment in cash for the withholding amounts.

          11.     Arbitration;  Jury  Trial  Waiver.
                  ---------------------------------

               (a) Except as otherwise expressly provided herein or in any other subsequent written agreement between Executive and the Bank, any controversy or claim between Executive and the Bank, or between the respective successors or assigns of either, or between Executive and any of the Bank's officers, employees, agents or affiliated entities, arising out of or relating to this Agreement or any representations, negotiations, or discussions leading up to this Agreement or any relationship that results from any of the foregoing, whether based on contract, an alleged tort, breach of warranty, or other legal theory (including claims of fraud, misrepresentation, suppression of material fact, fraud in the inducement, and breach of fiduciary obligation), and whether based on acts or omissions occurring or existing prior to, at the time of, or after the execution of this Agreement and whether asserted as an original or amended claim, counterclaim, cross-claim, or otherwise, shall be settled by binding arbitration pursuant to the Federal Arbitration Act ("FAA"), 9 U.S.C.
Section 1, et seq.; provided, however, that resort to arbitration as provided in this Section 11 may only be had after exhaustion of the claims procedure described in Subsection 4(d). The arbitration shall be administered by the American Arbitration Association ("AAA") under its Commercial Arbitration Rules (the "Rules"), and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Any dispute regarding whether a particular claim is subject to arbitration will be decided by the arbitrator. Any court of competent jurisdiction may compel arbitration of claims pursuant to this Agreement.

               (b) The arbitrator may award to the prevailing party pre-and post-award expenses of the arbitration, including the arbitrator's fees and travel expenses, administrative fees, out-of-pocket expenses such as copying and telephone, court costs, witness fees, stenographer's fees, and (if allowed by applicable law) attorneys' fees. Otherwise, the parties will share equally the arbitrator's fee and travel expenses and administrative fees, and each party will bear its own expenses.

               (c) This agreement to arbitrate disputes will survive the payment of all obligations under this Agreement and termination or performance of any transactions contemplated hereby between Executive and the Bank, and will continue in full force and effect unless Executive and the Bank otherwise expressly agrees in writing. Executive and the Bank acknowledge that the transaction contemplated by this Agreement involves "commerce," as that term is defined in the FAA.

               (d) By entering into this Agreement, Executive and the Bank agree and acknowledge that:

                    (i) by agreeing to arbitrate disputes, Executive and the Bank are giving up the right to trial in a court and THE RIGHT TO TRIAL BY JURY of all claims that are subject to arbitration under this Agreement;

                    (ii) grounds for appeal of the arbitrator's decision are very limited; and

                    (iii) in some cases the arbitrator may be employed by, or may have worked closely with, a business in the same or a related type of business as the business engaged in by Executive or the Bank.

               (e) EXECUTIVE AND THE BANK HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ALL DISPUTES, CONTROVERSIES AND CLAIMS BY, BETWEEN OR AGAINST EXECUTIVE OR THE BANK, WHETHER THE DISPUTE, CONTROVERSY OR CLAIM IS SUBMITTED TO ARBITRATION OR IS DECIDED BY A COURT.

                       EXECUTIVE MUST INITIAL HERE:          .
                                                    ---------

          12.   Miscellaneous  Provisions.
                -------------------------

               (a)     Counterparts.  This  Agreement  may  be  executed
                       ------------
simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission of an executed counterpart.

               (b)     Construction.  As  used  in  this  Agreement,  the neuter
                       ------------
gender shall include the masculine and the feminine, the masculine and feminine genders shall be interchangeable among themselves and each with the neuter, the singular numbers shall include the plural, and the plural the singular. The term "person" shall include all persons and entities of every nature whatsoever, including, but not limited to, individuals, corporations, partnerships, governmental entities and associations. The terms "including," "included," "such as" and terms of similar import shall not imply the exclusion of other items not specifically enumerated.

               (c)     Severability.  If  any provision of this Agreement or the
                       ------------
application thereof to any person or circumstance shall be held to be invalid, illegal, unenforceable or inconsistent with any present or future law, ruling, rule or regulation of any court, governmental or regulatory authority having jurisdiction over the subject matter of this Agreement, such provision shall be rescinded or modified in accordance with such law, ruling, rule or regulation and the remainder of this Agreement or the application of such provision to the person or circumstances other than those as to which it is held inconsistent shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

               (d)     Governing  Law.  This  Agreement  is made in the State of
                       --------------
Georgia and shall be governed in all respects and construed in accordance with the laws of the State of Georgia, without regard to its conflicts of law principles, except to the extent superseded by the Federal laws of the United States.

               (e)     Binding  Effect.  This  Agreement  is  binding  upon  the
                       ---------------
parties, their respective successors, assigns, heirs and legal representatives. Without limiting the foregoing this Agreement shall be binding upon any successor of the Bank whether by merger or acquisition of all or substantially all of the assets or liabilities of the Bank. This Agreement may not be assigned by any party without the prior written consent of each other party hereto. This Agreement has been approved by the Board of Directors of Bank and the Bank agrees to maintain an executed counterpart of this Agreement in a safe place as an official record of the Bank.

               (f)     No  Trust.  Nothing  contained  in  this Agreement and no
                       ---------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and Executive, Executive's designated beneficiary or any other person.

               (g)     Assignment  of Rights.  None of the payments provided for
                       ---------------------
by this Agreement shall be subject to seizure for payment of any debts or judgments against Executive or any beneficiary; nor shall Executive or any beneficiary have any right to transfer, modify, anticipate or encumber any rights or benefits hereunder; provided, however, that the undistributed portion of any benefit payable hereunder shall at all times be subject to set-off for debts owed by Executive to the Bank.

               (h)     Entire  Agreement.  This Agreement constitutes the entire
                       -----------------
agreement of the parties with respect to the subject matter hereof and all prior or contemporaneous negotiations, agreements and understandings, whether oral or written, are hereby superseded, merged and integrated into this Agreement.

               (i)     Notice.  Any  notice to be delivered under this Agreement
                       ------
shall be given in writing and delivered by hand, or by first class, certified or registered mail, postage prepaid, addressed to the Bank or the Executive, as applicable, at the address for such party set forth below or such other address designated by notice.

                       Bank:

                       Gateway Bank & Trust
                       P.O. Box 129
                       Ringgold, GA 30736
                       Attn:  Harle B. Green
                             ----------------

                       Executive:

                       -----------------------

                       -----------------------

                       -----------------------


               (j)     Non-waiver.  No  delay  or  failure  by  either  party to
                       ----------
exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right.

               (k)     Headings.  Headings in this Agreement are for convenience
                       --------
only and shall not be used to interpret or construe its provisions.

               (l)     Amendment.  No  amendments or additions to this Agreement
                       ---------
shall be binding unless in writing and signed by both parties. No waiver of any provision contained in this Agreement shall be effective unless it is in writing and signed by the party against whom such waiver is asserted.

               (m)     Seal.  The  parties  hereto intend this Agreement to have
                       ----
the effect of an agreement executed under the seal of each.



                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                   GATEWAY BANK & TRUST:


                                   By:   /s/ Harle B. Green
                                         ------------------------------

                                   Title: Chairman & CFO
                                         ------------------------------


                                   EXECUTIVE:

                                   /s/
                                   ------------------------------------

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